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                                                                   EXHIBIT 10.9


                      CHARLES RIVER ASSOCIATES INCORPORATED

                           STOCK RESTRICTION AGREEMENT

      This Stock Restriction Agreement (the "Agreement") is made as of the 17th day of April, 1998, by and among Charles River Associates Incorporated, a Massachusetts corporation (the "Company"), and the persons whose names and addresses appear on SCHEDULE A hereto (each, a "Stockholder" and collectively, the "Stockholders").

                                   WITNESSETH:

      WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of the Company's Common Stock, without par value (the "Common Stock"), as set forth on SCHEDULE A hereto;

      WHEREAS, the Company and the Stockholders are parties to, or are otherwise bound by, the Exit Agreement dated as of March 2, 1995 (as amended to date, the "Exit Agreement"), which contains certain restrictions on the ability of the Stockholders to sell, assign, transfer or otherwise dispose of their respective shares of Common Stock;

      WHEREAS, the Company has filed a registration statement on Form S-1 with the Securities and Exchange Commission with respect to a proposed initial public offering of shares of Common Stock;

      WHEREAS, in light of the proposed initial public offering and the fact that the original purpose of certain restrictions and other provisions of the Exit Agreement will no longer exist from and after the Effective Date (as defined below), the Company and the Stockholders desire to amend and restate the Exit Agreement to modify, among other things, the restrictions on the ability of the Stockholders to sell, assign, transfer and dispose of their respective shares of Common Stock;

      NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree, and agree to amend and restate the Exit Agreement so that it shall read in its entirety, as follows:

      1.    Definitions.

      Capitalized terms used but not defined elsewhere in this Agreement shall have the meanings set forth below:

      "Associate" shall mean any director, officer, employee, consultant or independent contractor of the Company.


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      "Average EBBA" shall mean the average of EBBA for the two full fiscal years immediately prior to the fiscal year in which (i) a Sale Event or Liquidation occurs or (ii) a Former Stockholder shall die.

      "Average Rate" shall mean, with respect to any period, a rate equal to the average of the prime rates of interest published in The Wall Street Journal on the first business day of such period and the day which is twenty (20) business days prior to the last business day of such period.

      "Book Value" shall mean, as of any date, the Company's book value as shown on its relevant balance sheet prepared in accordance with GAAP minus any goodwill carried as an asset on such balance sheet minus any principal amounts owed by new stockholders of the Company to the Company for the purchase of Common Stock from the Company.

      "Closing Date" shall have the meaning set forth in Section 11(a).

      "Commission" shall mean the Securities and Exchange Commission.

      "Common Stock" shall have the meaning set forth in the first Whereas clause hereof.

      "Competition" and "Compete" shall mean engaging in or being associated with any Competitive Business, as determined in the sole discretion of the Board of Directors of the Company. The Board of Directors, in its sole discretion, may determine, on a case by case basis, whether a Stockholder's personal consulting activity or other employment elsewhere is Competition for purposes of this Agreement; provided, however, employment in a line of business that the Company affirmatively discontinues shall not be Competition for purposes of this Agreement. A Pre-Offering Stockholder shall be deemed to be associated with a Competitive Business if such Pre-Offering Stockholder shall serve as a director, officer, employee, consultant or independent contractor of, or shall advise or otherwise perform services for, that business, regardless of whether the Pre-Offering Stockholder shall receive any compensation for such service. Notwithstanding the foregoing, a Stockholder may own, directly or indirectly, solely as an investment, up to one percent (1%) of any class of "publicly traded securities" of any person or entity that owns a Competitive Business. For the purposes of this paragraph, the term "publicly traded securities" shall mean securities that are traded on a national securities exchange or listed on the Nasdaq National Market or the Nasdaq SmallCap Market.

      "Competition Date" shall mean the date upon which a Stockholder Competes with the Company, as determined in good faith by the Board of Directors.

      "Competitive Business" shall have the meaning set forth in Section 8.

      "Contingent Installment Payment" shall have the meaning set forth in
Section 4(b).

      "Contingent Pay-Out" shall have the meaning set forth in Section 4(b).

      "Defaulting Stockholder" shall have the meaning set forth in Section 9(f).



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      "Donee" shall have the meaning set forth in Section 14(a).

      "Donee's Pro Rata Portion" shall have the meaning set forth in Section 14(d).

      "Donor" shall have the meaning set forth in Section 14(a).

      "Donor's Pro Rata Portion" shall have the meaning set forth in Section 14(c).

      "EBBA" shall mean, with respect to any period, earnings before bonuses, variable compensation and amortization of goodwill, if any, determined in accordance with GAAP, for such period, but excluding any proceeds the Company might receive under any key man insurance policy the Company may carry on the life of any Associate.

      "Effective Date" shall mean the effective date of the Registration Statement.

      "Effective Time" shall have the meaning set forth in Section 23(a).

      "Fair Market Value" shall mean, with respect to the Common Stock, the closing price per share of Common Stock on the principal United States national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on any national securities exchange, the closing price per share of Common Stock on any automated quotation system maintained by the Nasdaq Stock Market, Inc. (including the Nasdaq National Market and the Nasdaq SmallCap Market), or, if the Common Stock is not traded on any such automated quotation system, the average of the last bid and asked prices of the Common Stock on any over-the-counter market on which the Common Stock is traded, or, if the Common Stock is not traded on any such over-the-counter market, the value as determined in good faith by the Board of Directors of the Company.

      "Family" shall mean, with respect to any natural person, any other natural person related by blood, adoption and/or marriage to such natural person. The Family of any Pre-Offering Stockholder that is a trust shall be the Family of such Pre-Offering Stockholder's grantor and shall include such grantor. A trust shall be considered to be for the benefit of members of a person's Family if all present and future beneficiaries thereof (excluding any remote contingent future beneficiaries and any permissible appointee under a testamentary power of appointment) are members of such person's Family.

      "Final Fiscal Year" shall have the meaning set forth in Section 4(a).

      "First Unrestricted Stock Limit" shall mean, with respect to any Pre-Offering Stockholder, the number of shares of Pre-Offering Stock that is equal to fifty percent (50%) of the Pre-Offering Stock held by the Pre-Offering Stockholder immediately before the Effective Date.

      "Fixed Amount" shall have the meaning set forth in Section 4(a).

      "Former Purchase Price" shall have the meaning set forth in Section 4.



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      "Former Stockholder" shall mean a stockholder who sold Repurchased Shares to the Company before the Effective Time in accordance with the Exit Agreement.

      "Former Stockholder's Death Amount" shall mean, with respect to any Former Stockholder, (i) any Fixed Amount still due to such Former Stockholder, together with all interest accrued on such Fixed Amount through the date of such Former Stockholder's death, plus (ii) 25% of the Average EBBA multiplied by such Former Stockholder's Percentage Interest multiplied by the number of Contingent Installment Payments that would have been remaining in such Former Stockholder's Contingent Pay-Out had such Former Stockholder's death not occurred.

      "GAAP" shall mean United States generally accepted accounting principles consistently applied.

      "Gift Stock" shall have the meaning set forth in Section 14(a).

      "Gift Transfer" shall have the meaning set forth in Section 14(a).

      "Initial Restriction Period" shall mean the two-year period commencing on the Effective Date and ending on the second anniversary thereof.

      "Liquidation" shall mean the dissolution or winding up of the Company in accordance with the laws of The Commonwealth of Massachusetts.

      "Option Shares" shall have the meaning set forth in Section 11(a).

      "Pay-Out Period" shall have the meaning set forth in Section 4(b).

      "Percentage Interest" shall mean, with respect to any Former Stockholder and any Prior Repurchase Date, a fraction, the numerator of which shall be the number of Repurchased Shares repurchased from such Former Stockholder on such Prior Repurchase Date and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to such Prior Repurchase Date.

      "Pre-Offering Stock" shall mean all shares of Common Stock issued and outstanding and held of record as set forth on SCHEDULE A hereto. In the event that any Pre-Offering Stockholder shall, after the execution of this Agreement but prior to the Effective Time, transfer any shares of Pre-Offering Stock with the consent of the Board of Directors, SCHEDULE A shall be automatically amended to reflect such transfer and each transferee of such shares of Pre-Offering Stock shall be deemed a Pre-Offering Stockholder hereunder for all purposes.

      "Pre-Offering Stockholder" shall mean any holder of record of Pre-Offering Stock.

      "Price Adjustment Amount" shall have the meaning set forth in Section
4(c).



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      "Prior Repurchase Date" shall mean, with respect to any Former
Stockholder, the date on which the Company shall have repurchased Repurchased Shares from such Former Stockholder.

      "Prohibited Transfer" shall have the meaning set forth in Section 9(f).

      "Purchase Amount" shall have the meaning set forth in Section 10(c).

      "Purchase Price" shall have the meaning set forth in Section 10(d).

      "Registration Statement" shall mean the Registration Statement on Form S-1 (File Number 333-46941) filed by the Company with the Commission under the Securities Act.

      "Relevant Party" shall have the meaning set forth in Section 19(a).

      "Repurchased Excess Shares" shall mean, with respect to any Former Stockholder, the number of shares of Common Stock repurchased by the Company from such Former Stockholder and set forth under the heading "Repurchased Excess Shares" on SCHEDULE B.

      "Repurchased Shares" shall mean, with respect to any Former Stockholder, the number of shares of Common Stock repurchased by the Company from such Former Stockholder (including Repurchased Excess Shares) pursuant to the Exit Agreement prior to the Effective Time, as set forth under the heading "Total Repurchased Shares" on SCHEDULE B. In the event that the Company shall repurchase shares of Common Stock pursuant to the Exit Agreement after the execution of this Agreement but prior to the Effective Time or pursuant to Section 10(f), SCHEDULE B shall be automatically amended to reflect such repurchase and the seller of such Common Stock shall be deemed a Former Stockholder hereunder for all purposes.

      "Repurchase Notice" shall have the meaning set forth in Section 11(a).

      "Sale Event" shall mean the sale or other disposition of all or substantially all of the assets or business of the Company, whether by asset transfer, stock transfer, merger, combination or otherwise.

      "Sale/Liquidation Amount" shall mean, with respect to any Former Stockholder, (i) any Fixed Amount still due to such Former Stockholder, together with all interest accrued on such Fixed Amount through the closing date of such Sale Event or Liquidation, plus (ii) the product of 25% of the Average EBBA, multiplied by such Former Stockholder's Percentage Interest, multiplied by the number of Contingent Installment Payments that would have been remaining in such Former Stockholder's Contingent Pay-Out if such Sale Event or Liquidation had not occurred.

      "Second Unrestricted Stock Limit" shall mean, with respect to any Pre-Offering Stockholder, the number of shares of Pre-Offering Stock that is equal to thirty percent (30%) of the Pre-Offering Stock held by the Pre-Offering Stockholder immediately before the Effective Date.

      "Securities Act" shall mean the Securities Act of 1933, as amended.



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      "Separation Date" shall mean, with respect to any Former Stockholder or
Pre-Offering Stockholder, the date on which such Former Stockholder or Pre-Offering Stockholder ceased or shall cease to be an Associate for any reason, as determined in good faith by the Company's Board of Directors, or in the case of the death of a Former Stockholder, the date of death of such Former Stockholder.

      "Separation Notice" shall mean a written notice from the Company to a Former Stockholder or Pre-Offering Stockholder specifying the date as of which such Former Stockholder or Pre-Offering Stockholder ceased to be an Associate for any reason as determined in good faith by the Board of Directors.

      "Separation Period" shall mean, with respect to any Pre-Offering Stockholder, the period commencing on such Pre-Offering Stockholder's Separation Date and ending 90 days after such Separation Date.

      "Separation Year" shall have the meaning set forth in Section 4(a).

      "Stock Plan" shall mean that certain Stock Distribution and Redemption Plan of the Company, dated December 12, 1986, as amended on February 16, 1987, April 12, 1988, November 4, 1988 and September 22, 1992.

      "Transfer" shall mean directly or indirectly sell, assign, contract or grant any option to sell (including without limitation any short sale), pledge, transfer or otherwise dispose of, whether by act of such Pre-Offering Stockholder (or such Pre-Offering Stockholder's legal representative) or by operation of law.

      2. Change of Name of Agreement. The Exit Agreement, as amended and restated hereby, shall hereafter be referred to as the "Stock Restriction Agreement."

      3. Termination of Stock Plan. By execution of this Agreement, the Company hereby terminates the Stock Plan. Each Stockholder understands and agrees that by executing this Agreement, such Stockholder waives any and all rights such Stockholder may have had under the Stock Plan.

      4. Payments to Former Stockholders. After the Effective Time, the Company shall pay the Former Stockholders their respective remaining portions of the Former Purchase Price for the Repurchased Shares. The "Former Purchase Price" shall equal:

            (a) an amount (the "Fixed Amount") equal to (i) the Book Value as of the last day of the Company's fiscal year (the "Final Fiscal Year") ended immediately prior to the year in which the applicable Former Stockholder's Separation Date occurred multiplied by such Former Stockholder's Percentage Interest plus (ii) such Former Stockholder's Percentage Interest multiplied by the Company's net income or loss recorded in accordance with GAAP for the fiscal year in which such Former Stockholder's Separation Date occurred (the "Separation Year") multiplied by a fraction, the numerator of which shall be the number of days from the first day of the Separation



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Year through such Stockholder's Separation Date and the denominator of which shall be 365, minus any dividends paid to such Former Stockholder (including, without limitation, dividends for the payment of such Former Stockholder's taxes on such Former Stockholder's proportionate share of such net income or loss) after the close of the Final Fiscal Year and not reflected in the Company's Book Value as of the end of such Final Fiscal Year. Except as otherwise provided in this Agreement, the Fixed Amount will be paid by the Company in three equal annual installments with interest on the balance compounded annually at the Average Rate with the first such installment due on the later of (x) April 1 of the year following the Separation Year and (y) the first anniversary of the Prior Repurchase Date, and the remaining installments due on the second and third anniversaries of the Prior Repurchase Date; and

            (b) an amount (the "Contingent Pay-Out") equal to the applicable Former Stockholder's Percentage Interest multiplied by 25% of the Company's EBBA for each of five fiscal years (the "Pay-Out Period") commencing with the fiscal year in which the repurchase is made. Except as otherwise provided in this Agreement, the Contingent Pay-Out shall be paid by the Company in five annual installments (each a "Contingent Installment Payment") commencing on April 1 of the fiscal year following the fiscal year in which the repurchase is made; and

            (c) an amount (the "Price Adjustment Amount") equal to (i) the amount per share of any cash dividend such Former Stockholder would have received from the Company for the payment of such Former Stockholder's income taxes on such Former Stockholder's proportional share of the Company's income with respect to such Former Stockholder's Separation Year had such Former Stockholder continued to be a stockholder of the Company on the date such dividend was declared by the Company, multiplied by (ii) the number of such Former Stockholder's Repurchased Shares, multiplied by (iii) a fraction, the numerator of which shall be the number of days from the first day of such Separation Year through such Former Stockholder's Separation Date and the denominator of which shall be 365; such Price Adjustment Amount to be paid on April 1 of the year following the Separation Year.

      5. Cap on Payments. Notwithstanding Section 4 hereof, unless this limitation is waived by the Company, the aggregate of all payments made in any fiscal year to Former Stockholders for the repurchase of Repurchased Shares (other than payments made under Section 6 and payments made under Section 7) shall not exceed (i) 15 percent of EBBA in the immediately preceding fiscal year plus (ii) any amounts contributed to the capital of the Company by new stockholders or by existing Stockholders expanding their equity interest in the Company in the immediately preceding fiscal year. If by reason of this limitation, funds available to make payments to Former Stockholders for Repurchased Shares are less than the aggregate amount of all such payments due with respect to any fiscal year, payments shall first be made to cover interest on the Fixed Amounts due with respect to Repurchased Excess Shares, then to cover the Fixed Amounts due with respect to Repurchased Excess Shares, then to cover Contingent Installment Payments due with respect to Repurchased Excess Shares, then to cover interest on the Fixed Amounts due on Repurchased Shares other than Repurchased Excess Shares, then to cover Fixed Amounts due with respect to Repurchased Shares other than Repurchased Excess Shares and the remainder to cover Contingent Installment Payments due with respect to Repurchased Shares other than Repurchased Excess Shares. Payments made in the order of priority described in the preceding sentence shall be made



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in direct chronological order with the oldest deferred amounts in any priority category being paid first. Interest will accrue at the Average Rate on any portion of any payment not paid when due, and shall be payable to each Former Stockholder on the next anniversary of such Former Stockholder's Prior Repurchase Date on which funds are available to make such payments in accordance with this Agreement (including, without limitation, this Section 5).

      6.    Payments to Former Stockholders following a Sale Event or
Liquidation.

            (a) Notwithstanding Section 4 of this Agreement, upon the occurrence of a Sale Event or Liquidation, in lieu of the payments that would otherwise have been due to each Former Stockholder with respect to his or her Repurchased Shares, the Company shall pay each such Former Stockholder on the closing date of such Sale Event or Liquidation such Former Stockholder's Sale/Liquidation Amount.

            (b) Pre-Offering Stockholders who hold Pre-Offering Stock at the time of a Sale Event or Liquidation shall receive any distributions to which they may be entitled in the ordinary course as a stockholder of the Company on account of such Sale Event or Liquidation.

            (c) Upon payment by the Company of the Sale/Liquidation Amount or the distribution under Section 6(b), or both, as the case may be, the Company's obligations under this Agreement shall cease and the applicable Former Stockholder or Pre-Offering Stockholder shall have no further recourse against the Company hereunder.

      7.    Payments to Former Stockholders Upon Death.

            (a) Notwithstanding Section 4 of this Agreement, if a Former Stockholder shall die, in lieu of any remaining payments such Former Stockholder would have received for the repurchase of such Former Stockholder's Repurchased Shares, such Former Stockholder's legal representative shall receive such Former Stockholder's Death Amount.

            (b) Upon payment of the Former Stockholder's Death Amount, the Company's obligations under this Agreement shall cease and the Former Stockholder's legal representative shall have no further recourse against the Company hereunder.

      8. Competition by Former Stockholder. Unless this limitation is waived by the Company, notwithstanding any other provision of this Agreement, any Former Stockholder who (i) is not an Associate as determined in good faith by the Company's Board of Directors, and (ii) is still entitled to all or any portion of such Former Stockholder's Contingent Pay-Out, and (iii) engages in a business competitive directly or indirectly, in whole or in part, with the Company's business (a "Competitive Business"), shall after the "Competition Date" (as hereinafter defined) lose all right to receive the following with respect to all Repurchased Shares repurchased by the Company from such Former Stockholder other than Repurchased Excess Shares: (i) such Former Stockholder's remaining Contingent Installment Payments and (ii) the portion of such Former Stockholder's Sale/Liquidation Amount and Former Stockholder Death Amount based upon a percentage of Average EBBA.



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      9.    Restrictions on Transfer. During the term of this Agreement, no
Pre-Offering Stockholder may Transfer any Pre-Offering Stock except as follows:

            (a) During the Initial Restriction Period, no Pre-Offering Stockholder shall Transfer any shares of Pre-Offering Stock, except that any Pre-Offering Stockholder may Transfer up to 15% of such Pre-Offering Stockholder's Pre-Offering Stock pursuant to one or more registration statements declared effective by the Commission under the Securities Act. Nothing in this Agreement shall be construed to entitle any Pre-Offering Stockholder to include any shares of Common Stock in any such registration statement.

            (b) After the Initial Restriction Period, each Pre-Offering Stockholder shall be entitled to Transfer shares of such Pre-Offering Stockholder's Pre-Offering Stock until such Pre-Offering Stockholder's remaining holdings of Pre-Offering Stock shall equal the First Unrestricted Stock Limit.

            (c) In the period commencing immediately after the fifth anniversary of the Effective Date and ending on the seventh anniversary of the Effective Date, each Pre-Offering Stockholder shall be entitled to Transfer shares of such Pre-Offering Stockholder's Pre-Offering Stock until such Pre-Offering Stockholder's remaining holdings of Pre-Offering Stock shall equal the Second Unrestricted Stock Limit.

            (d) After the seventh anniversary of the Effective Date, each Pre-Offering Stockholder shall be entitled, in any 12-month period, to Transfer an amount of Pre-Offering Stock equal to the greater of (i) one-third of the Pre-Offering Stock held by such Pre-Offering Stockholder immediately after the seventh anniversary of the Effective Date and (ii) ten percent (10%) of the Pre-Offering Stock held by such Pre-Offering Stockholder immediately before the Effective Date.

            (e) Notwithstanding any other provision of this Section 9, a Pre-Offering Stockholder shall not be entitled to Transfer any shares of such Pre-Offering Stockholder's Pre-Offering Stock during such Pre-Offering Stockholder's Separation Period and for 30 days thereafter if such Transfer would cause such Pre-Offering Stockholder's remaining holdings of Pre-Offering Stock to be less than the relevant Purchase Amount (as defined below).

            (f) In the event of a purported Transfer of shares of Pre-Offering Stock by a Pre-Offering Stockholder (or Pre-Offering Stockholder's legal representative) (a "Defaulting Stockholder") in violation of this Section 9 (a "Prohibited Transfer"), such Prohibited Transfer shall be null and void, such Prohibited Transfer shall not be recognized on the books and records of the Company, and the Defaulting Stockholder shall retain the right to vote and receive distributions.

            (g) In the event of a Prohibited Transfer, the Company may, in its sole discretion, repurchase all of the Pre-Offering Stock held by the Defaulting Stockholder by delivering to such Defaulting Stockholder a Repurchase Notice and paying the Purchase Price (as hereinafter defined) in accordance with Sections 10 and 11 hereof.




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      10.   Repurchase Rights upon Separation from the Company.

            (a) If any Pre-Offering Stockholder shall cease for any reason (other than the reasons set forth in Section 16) to be an Associate, as determined in good faith by the Board of Directors of the Company, the Company shall deliver a Separation Notice to such Pre-Offering Stockholder not later than 30 days after such determination; provided, however, that the failure to deliver a Separation Notice shall not affect the Company's rights under this
Section 10. The Separation Notice shall specify such Pre-Offering Stockholder's Separation Date. A Pre-Offering Stockholder may be deemed to have ceased to be an Associate if the Pre-Offering Stockholder shall fail to work for the Company or devote time to the Company's business in accordance with the Company's expectations for persons similarly situated.

            (b) At any time during a Pre-Offering Stockholder's Separation Period, the Company shall have the option to repurchase up to the Purchase Amount (as hereinafter defined) of such Pre-Offering Stockholder's Pre-Offering Stock at a price per share equal to the applicable Purchase Price (as hereinafter defined).

            (c) With respect to any Pre-Offering Stockholder, the Purchase Amount of Pre-Offering Stock shall equal:

                  (i) if such Pre-Offering Stockholder's Separation Date shall occur on or before the Effective Date, all of such Pre-Offering Stockholder's Pre-Offering Stock;

                  (ii) if such Pre-Offering Stockholder's Separation Date shall occur in the period commencing immediately after the Effective Date and ending on or before the second anniversary of the Effective Date, 85% of such Pre-Offering Stockholder's Pre-Offering Stock;

                  (iii) if such Pre-Offering Stockholder's Separation Date shall occur in the period commencing immediately after the second anniversary of the Effective Date and ending on or before the fifth anniversary of the Effective Date, such Pre-Offering Stockholder's First Unrestricted Stock Limit;

                  (iv) if such Pre-Offering Stockholder's Separation Date shall occur in the period commencing immediately after the fifth anniversary of the Effective Date and ending on the seventh anniversary of the Effective Date, such Pre-Offering Stockholder's Second Unrestricted Stock Limit;

                  (v) if such Pre-Offering Stockholder's Separation Date shall occur after the seventh anniversary of the Effective Date, all Pre-Offering Stock held by the Pre-Offering Stockholder on such Pre-Offering Stockholder's Separation Date, up to the maximum amount which the Pre-Offering Stockholder shall not have been not permitted to sell on such Pre-Offering Stockholder's Separation Date pursuant to Section 9(d) hereof.

            (d) With respect to any Pre-Offering Stockholder, the Purchase Price shall equal:



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                  (i)   in the case of a Pre-Offering Stockholder who shall
      retire (other than retirement for disability in accordance with Section
      16) after the fifth anniversary of the Effective Date, ninety-five (95%) of the Fair Market Value of the Common Stock on the Pre-Offering Stockholder's Separation Date;

                  (ii) except as provided in Section 10(d)(i), in the case of a Pre-Offering Stockholder who shall not Compete with the Company, seventy percent (70%) of the Fair Market Value of the Common Stock on the Pre-Offering Stockholder's Separation Date; and

                  (iii) in the case of a Pre-Offering Stockholder who shall Compete with the Company at any time prior to the third anniversary of such Pre-Offering Stockholder's Separation Date, forty percent (40%) of the lower of (A) the Fair Market Value of the Common Stock on the Pre-Offering Stockholder's Separation Date and (B) the lowest Fair Market Value of the Common Stock in the period commencing on the Separation Date and ending on the fourteenth day following the date on which the Pre-Offering Stockholder shall first Compete with the Company.

            (e) The Purchase Price shall be payable in three equal annual installments, the first of which shall be paid on the first anniversary of the Pre-Offering Stockholder's Separation Date, and shall bear interest at the Average Rate. If the Pre-Offering Stockholder shall Compete with the Company at any time prior to the third anniversary of the Pre-Offering Stockholder's Separation Date, the Purchase Price will be reduced to that set forth in Section 10(d)(iii) hereof, the remaining installments shall be adjusted accordingly, and the Pre-Offering Stockholder shall repay to the Company any amounts received in excess of the installments that the Pre-Offering Stockholder would have received if Section 10(d)(iii) hereof had applied and Section 10(d)(i) or Section 10(d)(ii), as the case may be, had not applied, together with interest compounded annually at the Average Rate (accrued from the respective date or dates on which such excess amounts were received by the Pre-Offering Stockholder). To the extent that the Pre-Offering Stockholder shall owe the Company any portion of the purchase price of any shares of Common Stock or any other amount, the Company shall have the right to offset such amount (whether or not such amount shall then be due and payable to the Company) against any installment of the Purchase Price.

            (f)   Notwithstanding anything to the contrary in Section 10(d) or
Section 10(e), if a Pre-Offering Stockholder's Separation Date shall occur on or before the Effective Date, (i) the Purchase Price shall be the Former Purchase Price, (ii) such Former Purchase Price shall be payable in accordance with
Section 4, and (iii) for purposes of this Agreement, unless the context otherwise requires, such Pre-Offering Stockholder shall be deemed a Former Stockholder and the shares of Common Stock repurchased by the Company pursuant to this Section 10 shall be deemed Repurchased Shares.

            (g) Notwithstanding anything to the contrary in this Section 10, if a Pre-Offering Stockholder shall retire (other than retirement for disability in accordance with Section 16) after the fifth anniversary of the Effective Date, at any time during a Pre-Offering Stockholder's Separation Period, the Company and such Pre-Offering Stockholder may agree, subject to the provisions of




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Section 9(e), to extend such Pre-Offering Stockholder's Separation Period until
90 days after such Pre-Offering Stockholder shall notify the Company in writing that such Pre-Offering Stockholder desires to terminate such Pre-Offering Stockholder's Separation Period.

      11.   Repurchase Procedures.

            (a) To exercise the repurchase option set forth in Section 10 with respect to any Pre-Offering Stockholder, the Company shall deliver to such Pre-Offering Stockholder (or in the case of death such Pre-Offering Stockholder's legal representative), at any time during the Separation Period, a written notice (the "Repurchase Notice") stating that the Company shall exercise its repurchase option. The Repurchase Notice shall specify (i) the number of shares to be repurchased (the "Option Shares"), (ii) the Purchase Price at the time of the Repurchase Notice and (iii) a closing date for the repurchase (the "Closing Date"), which shall not be later than 30 days after the date of the Repurchase Notice.

            (b) A closing with respect to the repurchase of any shares of Pre-Offering Stock shall take place at the Company's principal executive offices at 10:00 a.m. on the Closing Date. On the Closing Date, the Pre-Offering Stockholder (or in the case of death such Pre-Offering Stockholder's legal representative) shall sell, and the Company shall purchase, the Option Shares in accordance with the terms of this Agreement. At the closing, the Pre-Offering Stockholder (or in the case of death such Pre-Offering Stockholder's legal representative) shall deliver to the Company certificates representing the Option Shares duly endorsed in blank or with blank stock powers sufficient to permit transfer attached. All of the Option Shares shall be conveyed to the Company free and clear of all security interests, liens, claims, pledges and encumbrances of any kind, and the Pre-Offering Stockholder shall provide to the Company a written certificate to that effect, which certificate shall be in such form as the Company shall reasonably request.

            (c) Except as otherwise provided in this Agreement, the Option Shares and all voting rights, rights to receive cash dividends, including without limitation cash liquidating dividends, and other rights incident to the ownership of the Option Shares shall be deemed transferred to the Company on the Closing Date.

      12. Subordination. The Company's obligations to make all payments hereunder shall be subordinate to the Company's debt obligations to any lender. Interest will accrue at the Average Rate on any portion of any payment not paid when due by reason of this limitation, and such payment shall be payable thereafter as soon as funds are available to make such payment. Upon request, each Former Stockholder and each Pre-Offering Stockholder shall confirm this relationship to any lender of the Company in a form reasonably required by such lender.

      13. No Insolvency. Notwithstanding any other provision of this Agreement, no payment shall be made hereunder if making such payment would render the Company insolvent, would be unlawful or could reasonably be expected to give rise to personal liability for any director, any Former Stockholder or any Pre-Offering Stockholder. Interest will accrue at the Average Rate on any portion of any payment not paid when due by reason of this limitation, and such payment shall be payable thereafter as soon as funds are available to make such payment.

      14.   Transfer by Gift of Pre-Offering Stock.

            (a) Notwithstanding the provisions of Section 9 hereof, a Pre-Offering Stockholder (a "Donor") may, with the written consent of the Board of Directors (which consent may be withheld for any reason and which may be subject to such conditions as the Board of Directors shall impose), Transfer at any time after the Effective Date any amount of Pre-Offering Stock (the "Gift Stock") by gift (a "Gift Transfer") to any member of the Pre-Offering Stockholder's Family or to a trust for the benefit of the Pre-Offering Stockholder and/or such Family members (each, a "Donee"), provided that such Gift Transfer shall comply with all of the terms of this Section 14. A distribution or other Transfer by a Pre-Offering Stockholder that is a trust to any trust or other person eligible to be a Donee under this section shall constitute a Gift Transfer. As a condition precedent to any such Gift Transfer, each Donee shall agree to be bound by the terms of this Agreement as if such Donee were a Pre-Offering Stockholder and shall execute and deliver to the Company a written agreement to that effect in such form as the Company shall require. Upon the receipt by the Company of such written agreement executed by the Donee, SCHEDULE A shall be automatically amended to reflect the Gift Transfer, listing the name and address of the Donee and the number of shares of Gift Stock held by the Donee, and such Donee shall thereafter be deemed a Pre-Offering Stockholder hereunder for all purposes.

            (b) Immediately after any Gift Transfer, (i) the Donor shall be deemed to have held, immediately before the Effective Date, the Donor's Pro Rata Portion (as defined hereinafter) of the number of shares of Pre-Offering Stock held (or deemed held) by the Donor immediately before the Effective Date, and
(ii) the Donee shall be deemed to have held, immediately before the Effective Date, in addition to any shares of Pre-Offering Stock held (or deemed held) by the Donee immediately before the Effective Date, the Donee's Pro Rata Portion (as defined hereinafter) of the number of shares of Pre-Offering Stock held (or deemed held) by the Donor immediately before the Effective Date. If the Gift Transfer shall occur after the seventh anniversary of the Effective Date, (i) the Donor shall be deemed to have held, immediately after the seventh anniversary of the Effective Date, the Donor's Pro Rata Portion of the number of shares of Pre-Offering Stock held (or deemed held) by the Donor immediately after the seventh anniversary of the Effective Date, and (ii) the Donee shall be deemed to have held, immediately after the seventh anniversary of the Effective Date, in addition to any shares of Pre-Offering Stock held (or deemed held) by the Donee immediately after the seventh anniversary of the Effective Date, the Donee's Pro Rata Portion of the number of shares of Pre-Offering Stock held (or deemed held) by the Donor immediately after the seventh anniversary of the Effective Date.

            (c) With respect to any Gift Transfer, a "Donor's Pro Rata Portion" of a number shall equal the product of that number and a fraction, the numerator of which is the number of shares of Pre-Offering Stock held by the Donor immediately after the Gift Transfer, and the denominator of which is the total number of shares of Pre-Offering Stock held by the Donor immediately before the Gift Transfer.

            (d) With respect to any Gift Transfer, a "Donee's Pro Rata Portion" of a number shall equal the product of that number and a fraction, the numerator of which is the number of shares of Gift Stock received by the Donee from the Donor, and the denominator of which is the total number of shares of Pre-Offering Stock held by the Donor immediately before the Gift Transfer.

      15.   Additional Restrictions on Transfer.

            (a) All transfer restrictions and rights of the Company set forth in this Agreement, the Company's Articles of Organization in effect from time to time, or otherwise applicable to shares of capital stock of the Company, shall be cumulative. No provision of this Agreement shall be deemed to terminate, amend or limit in any manner whatsoever any transfer restriction, right of first refusal or other provision of the Company's Articles of Organization in effect from time to time, or any other agreement or applicable law to which the Company or its capital stock may be subject from time to time. To the extent any provision of this Agreement is or becomes inconsistent with any provision of the Company's Articles of Organization in effect from time to time, the Articles of Organization shall govern.

            (b) The provisions of this Agreement are in addition to any restrictions imposed by any lock-up agreements that may be required by the underwriters of any public offering registered by the Company under the Securities Act. Each Pre-Offering Stockholder hereby agrees to be bound by any such lock-up agreement and, upon the request of the Company or such underwriters, to execute and deliver a separate lock-up agreement in such form as the Company or such underwriters shall request, provided that the restrictions imposed by any such lock-up agreement shall terminate not later than 180 days after the closing date of the related public offering.

      16. Termination of Restrictions. All restrictions on the Transfer of Pre-Offering Stock imposed by this Agreement shall terminate with respect to a Pre-Offering Stockholder upon the earlier to occur of (a) the death of the Pre-Offering Stockholder and (b) the retirement for disability of the Pre-Offering Stockholder in accordance with Company's retirement policies in effect at the time of such retirement, as determined in good faith by the Board of Directors of the Company.

      17. Waiver of Restrictions. The Company's Board of Directors may waive any provision of this Agreement for the Company's benefit for any reason and may impose such conditions on the grant of any waiver as the Board of Directors shall deem necessary or appropriate. No waiver granted to a Pre-Offering Stockholder shall entitle any other Pre-Offering Stockholder (or the same Pre-Offering Stockholder) to the same or a similar waiver.

      18. Delegation of Authority. The Board of Directors of the Company may delegate any of its power or authority under this Agreement to the Compensation Committee of the Board of Directors or to any other duly authorized committee of the Board of Directors.

      19.   Non-Associate Pre-Offering Stockholders.

            (a) The Pre-Offering Stockholders listed on SCHEDULE C hereto are not Associates of the Company on the Effective Date. However, the parties acknowledge and agree that each such non-Associate Pre-Offering Stockholder shall be treated as though such non-Associate Pre-Offering Stockholder were an Associate hereunder for so long as the person whose name is listed next to such non-Associate Pre-Offering Stockholder's name on SCHEDULE C (such non-Associate Pre-Offering Stockholder's "Relevant Party") is an Associate.

            (b) In the event that any Donor with respect to whom the restrictions imposed by this Agreement shall not have terminated pursuant to
Section 16 or lapsed upon expiration of such Donor's Separation Period (or the Separation Period of another predecessor in title) shall make any Gift Transfer pursuant to Section 14, SCHEDULE C shall be revised to include such Donor's Donee and shall list such Donor as the Donee's Relevant Party (or, if such Donor shall have become a Pre-Offering Stockholder by means of one or more Gift Transfers, the Donee's Relevant Party shall be the Donee's closest predecessor in title who shall be an Associate or whose Separation Period shall not have lapsed).

            (c) For purposes of this Agreement, (i) a non-Associate Pre-Offering Stockholder shall be deemed to have ceased to be an Associate when such non-Associate Pre-Offering Stockholder's Relevant Party shall have ceased to be an Associate, (ii) a non-Associate Pre-Offering Stockholder shall be deemed to Compete with the Company when such non-Associate Pre-Offering Stockholder's Relevant Party shall Compete with the Company, (iii) such non-Associate Pre-Offering Stockholder's retirement for disability shall be deemed to occur on the retirement for disability of such non-Associate Pre-Offering Stockholder's Relevant Party, and (iv) such non-Associate Pre-Offering Stockholder's death shall be deemed to occur on the earlier of the death of such non-Associate Pre-Offering Stockholder or such non-Associate Pre-Offering Stockholder's Relevant Party.

      20. Jointly Held Pre-Offering Stock. If Pre-Offering Stock shall be held jointly by two or more persons, such persons shall be jointly referred to herein as a "Pre-Offering Stockholder." Such Pre-Offering Stockholder shall be deemed an Associate for so long as any one of the persons jointly holding the Pre-Offering Stock shall be an Associate. The death or retirement for disability of such Pre-Offering Stockholder shall be deemed to occur only on the death or retirement for disability of the one of the persons jointly holding the Pre-Offering Stock who was an Associate.

      21. Stock Options. Shares of Common Stock acquired by a Pre-Offering Stockholder upon the exercise of stock options shall not be subject to the restrictions on Pre-Offering Stock imposed by this Agreement unless the Board of Directors shall in its sole discretion determine otherwise. The Board of Directors shall not be required to make uniform or consistent determinations regarding the imposition of restrictions on any shares of Common Stock so acquired.

      22. Application of Dividend Payments. Each Pre-Offering Stockholder understands and agrees that the Company shall apply the entire amount of any dividends declared after December 31, 1997 that are payable to such Pre-Offering Stockholder toward the satisfaction of any amounts payable now or hereafter by such Pre-Offering Stockholder (i) to the Company pursuant to one or more stock purchase agreements by and between the Company and such Pre-Offering Stockholder, and/or (ii) pursuant to the Stock Purchase Agreement dated as of March 2, 1995 by and among certain of the Pre-Offering Stockholders and the other persons named on SCHEDULE A and SCHEDULE B thereto. Any such dividends in excess of the amounts so payable shall be paid to the Pre-Offering Stockholder in accordance with the Company's usual practice.

      23.   Effective Time; Termination.

            (a) This amendment and restatement of the Exit Agreement shall become effective (the "Effective Time") as of the Effective Date, except that Sections 22 through 34 (and any definitions used therein) shall become effective upon the execution and delivery of this amendment and restatement of the Exit Agreement. Until the Effective Time, the Exit Agreement, as in effect immediately prior to the execution and delivery of this amendment and restatement of the Exit Agreement, shall continue in full force and effect in accordance with its terms. If the Effective Date shall not have occurred on or before July 31, 1998, this amendment and restatement of the Exit Agreement may be terminated by the Company by the affirmative vote of a majority of the directors then in office, in which case the Exit Agreement, as in effect immediately prior to the execution and delivery of this amendment and restatement of the Exit Agreement, shall be reinstated and shall continue in full force and effect in accordance with its terms as if this amendment and restatement of the Exit Agreement had never been executed and delivered.

            (b) If this amendment and restatement of the Exit Agreement shall have become effective, this amendment and restatement of the Exit Agreement shall terminate upon the tenth anniversary of the Effective Date and may be earlier terminated by the Company by the affirmative vote of a majority of the directors then in office; provided, however, that the Company's obligation to make payments hereunder shall survive any such termination.

      24. Amendment; Waiver. Except as otherwise provided herein, this Agreement may be amended, and any provision hereof may be waived, only by the written consent of the Company and the holders of two-thirds of the shares of Common Stock listed on SCHEDULE A and held by the parties hereto on the date of such amendment or waiver; provided, however, that no such amendment or waiver shall apply to any non-Associate Pre-Offering Stockholder that has received or shall have received shares of Pre-Offering Stock as a result of one or more Transfers from another Pre-Offering Stockholder unless (i) such amendment or waiver shall have been approved with the written consent of the holders of two-thirds of the shares of Common Stock listed on SCHEDULE A and held by the parties hereto, other than such non-Associate Pre-Offering Stockholder's Relevant Party, on the date of such amendment or waiver and (ii) within three business days of the earlier of (A) the date on which the Company shall give notice to such non-Associate Pre-Offering Stockholder that such amendment or waiver shall have been approved or (B) the date on which such amendment or waiver is first submitted to such non-Associate Pre-Offering Stockholder for such non-Associate Pre-Offering Stockholder's written consent, the Company shall not have received a written notice (a "Refusal Notice") from such non-Associate Pre-Offering Stockholder to the effect that such non- Associate Pre-Offering Stockholder refuses to be bound by such amendment or waiver. If such amendment or waiver shall have been approved in accordance with clause (i) of this Section 24, any such non-Associate Pre-Offering Stockholder that shall have delivered a Refusal Notice to the Company may be deemed at any time thereafter to have ceased to be an Associate.

      25.   Governing Law; Arbitration.

            (a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

            (b) Any dispute, controversy or claim arising out of or relating to this Agreement, including, without limitation, the breach, termination or invalidity thereof, shall be finally settled by arbitration according to the Commercial Rules of the American Arbitration Association. Such arbitration shall be conducted in Boston, Massachusetts, or such other place as the parties to such arbitration shall mutually select, before a tribunal composed of one or more arbitrators as the parties to such arbitration shall mutually agree. The award or decision made by the arbitrator(s) shall be binding upon the parties to such arbitration; provided, however, the parties hereto waive any rights to damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages, and the arbitrator(s) is/are hereby divested of any power to award damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages hereunder. Judgment upon any such award or decision may be entered in and enforced by any court of competent jurisdiction. Each party shall bear its own costs of such arbitration, including, without limitation, its own attorneys' fees.

      26. Integration. This Agreement constitutes the entire Agreement of the parties hereto with respect to the subject matter hereof and, except as otherwise provided herein, supersedes all prior agreements and understandings, written or oral, among them with respect to the subject matter hereof.

      27.   Notices.

            (a) All notices and communications hereunder given or made by any party hereto shall be in writing and shall be deemed sufficiently given if delivered personally or if sent by registered or certified mail, return receipt requested, by nationally recognized overnight delivery service, or by telecopier with confirmation of transmission as follows:

                  If to the Company, to:

                  Charles River Associates Incorporated
                  200 Clarendon Street
                  Boston, Massachusetts 02116
                  Attention: President

                  If to a Stockholder, to:

                  the address of such Stockholder listed on SCHEDULE A hereto.

            (b) Any change by any party in any such address shall be made by such notice to the other parties.

      28. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by any party without the prior written consent of the Company's Board of Directors.

      29. Expenses. Each party hereto shall pay its own legal and other fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the transactions contemplated hereby.

      30. Interest Reduction. Notwithstanding any other provision of this Agreement to the contrary, nothing herein contained shall require the payment of any interest, expense or other charge by any party which, when aggregated with all other interest, expenses and other charges directly or indirectly paid by such party, shall exceed the highest lawful rate permissible under any law applicable thereto. If, but for this provision, this Agreement would require any such payment in excess of any such highest lawful rate, this Agreement shall automatically be deemed amended so that all interest, expenses and other charges and payments required hereunder, individually and in the aggregate, shall be equal to, but no greater than, the highest lawful rate therefor.

      31. Survival of Representations, Warranties and Covenants. The representations and warranties of each party hereto and such party's covenants and agreements herein shall survive the repurchase by the Company of any Pre-Offering Stock hereunder.

      32. Severability. If any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by any court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Any invalid, illegal or unenforceable provision of this Agreement shall be severable, and after any such severance, all other provisions hereof shall remain in full force and effect.

      33. Dates. Whenever a date hereunder shall fall on a day when the Company shall be closed for business, the date shall be deemed to be the next day the Company shall be open for business.

      34. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one agreement.


                [Remainder of page is intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction Agreement under seal as of the date first written above.



                                CHARLES RIVER ASSOCIATES INCORPORATED


                                By: /s/ James C. Burrows
                                    ------------------------------------------
                                    James C. Burrows, President

                                PRE-OFFERING STOCKHOLDERS:


                                    /s/ Jagdish C. Agarwal
                                    ------------------------------------------
                                    Jagdish C. Agarwal


                                    /s/ Gregory K. Bell
                                    ------------------------------------------
                                    Gregory K. Bell


                                    /s/ Marlene Besen
                                    ------------------------------------------
                                    Marlene Besen as Trustee of The Besen
                                    Family Trust under instrument dated
                                    March 30, 1998 and not individually


                                    /s/ Stanley M. Besen
                                    ------------------------------------------
                                    Stanley M. Besen


                                    /s/ Douglas R. Bohi
                                    ------------------------------------------
                                    Douglas R. Bohi


                                    /s/ Daniel Brand
                                    ------------------------------------------
                                    Daniel Brand


                                    /s/ Steven R. Brenner
                                    ------------------------------------------
                                    Steven R. Brenner


                                    /s/ William B. Burnett
                                    ------------------------------------------
                                    William B. Burnett

                                    /s/ James C. Burrows
                                    ------------------------------------------
                                    James. C. Burrows


                                    /s/ George C. Eads
                                    ------------------------------------------
                                    George C. Eads


                                    /s/ Ellen P. Fisher
                                    ------------------------------------------
                                    Ellen P. Fisher as Trustee of The Franklin
                                    M. Fisher 1998 Gift Trust under instrument
                                    dated 3/11/98 and not individually


                                    /s/ Ellen P. Fisher
                                    ------------------------------------------
                                    Ellen P. Fisher as Trustee of The Franklin
                                    M. Fisher 1998 Gift Trust #2 under
                                    instrument dated 3/11/98 and not
                                    individually


                                    /s/ Franklin M. Fisher
                                    ------------------------------------------
                                    Franklin M. Fisher


                                    /s/ Judith R. Gelman
                                    ------------------------------------------
                                    Judith R. Gelman as Trustee of The Salop
                                    Irrevocable GST -- Exempt Trust 1998 and not
                                    individually


                                    /s/ Judith R. Gelman
                                    ------------------------------------------
                                    Judith R. Gelman as Trustee of The Salop
                                    Irrevocable GST -- Taxable Trust 1998 and
                                    not individually


                                    /s/ Joen E. Greenwood
                                    ------------------------------------------
                                    Joen E. Greenwood


                                    /s/ Kenneth L. Grinnell
                                    ------------------------------------------
                                    Kenneth L. Grinnell as Trustee of The
                                    James C. Burrows Qualified Annuity Trust --
                                    1998 and not individually

                                    /s/ Mary F. Hughes
                                    ------------------------------------------
                                    Mary F. Hughes as Trustee of The William
                                    R. Hughes Irrevocable Trust 1998 and not
                                    individually


                                    /s/ William R. Hughes
                                    ------------------------------------------
                                    William R. Hughes


                                    /s/ Stephen H. Kalos
                                    ------------------------------------------
                                    Stephen H. Kalos


                                    /s/ Firoze E. Katrak
                                    ------------------------------------------
                                    Firoze E. Katrak


                                    /s/ Carl Kaysen
                                    ------------------------------------------
                                    Carl Kaysen


                                    /s/ Michael A. Kemp
                                    ------------------------------------------
                                    Michael A. Kemp

                                    Robert J. Larner and Anne M. Larner, as
                                    joint tenants with right of survivorship


                                By: /s/ Robert J. Larner
                                    ------------------------------------------
                                    Robert J. Larner


                                By: /s/ Anne M. Larner
                                    ------------------------------------------
                                    Anne M. Larner


                                    /s/ Arnold J. Lowenstein
                                    ------------------------------------------
                                    Arnold J. Lowenstein


                                    /s/ C. Christopher Maxwell
                                    ------------------------------------------
                                    C. Christopher Maxwell

                                    /s/ Paul R. Milgrom
                                    ------------------------------------------
                                    Paul R. Milgrom


                                    /s/ Bridger M. Mitchell
                                    ------------------------------------------
                                    Bridger M. Mitchell


                                    /s/ W. David Montgomery
                                    ------------------------------------------
                                    W. David Montgomery


                                    /s/ Rowland T. Moriarty
                                    ------------------------------------------
                                    Rowland T. Moriarty


                                    /s/ Jenny Fitz Moriarty
                                    ------------------------------------------
                                    Jenny Fitz Moriarty as Trustee of The
                                    Rowland T. Moriarty Qualified Annuity Trust
                                    1998 and not individually


                                    /s/ Laurel E. Morrison
                                    ------------------------------------------
                                    Laurel E. Morrison


                                    /s/ Monica G. Noether
                                    ------------------------------------------
                                    Monica G. Noether


                                    /s/ Thomas R. Overstreet
                                    ------------------------------------------
                                    Thomas R. Overstreet


                                    /s/ John E. Parsons
                                    ------------------------------------------
                                    John E. Parsons


                                    /s/ Raju Patel
                                    ------------------------------------------
                                    Raju Patel


                                    /s/ Gary L. Roberts
                                    ------------------------------------------
                                    Gary L. Roberts

                                    /s/ Richard S. Ruback
                                    ------------------------------------------
                                    Richard S. Ruback


                                    /s/ Steven C. Salop
                                    ------------------------------------------
                                    Steven C. Salop


                                    /s/ Robert M. Spann
                                    ------------------------------------------
                                    Robert M. Spann


                                    /s/ Louis L. Wilde
                                    ------------------------------------------
                                    Louis L. Wilde


                                    /s/ Alan R. Willens
                                    ------------------------------------------
                                    Alan R. Willens


                                    /s/ John R. Woodbury
                                    ------------------------------------------
                                    John R. Woodbury


                                    /s/ Deloris R. Wright
                                    ------------------------------------------
                                    Deloris R. Wright

                                   SCHEDULE A




STOCKHOLDER                        ADDRESS                              SHARES
-----------                        -------                              ------

Jagdish C. Agarwal              125 Ford Road                           208,000
                                Sudbury, MA 01776

Gregory K. Bell                 1 Apple Hill Lane                        65,000
                                Lynnfield, MA 01940

Marlene Besen as Trustee of     4918 Western Avenue                      52,000
  The Besen Family Trust        Bethesda, MD 20816
  u/i/d March 30, 1998

Stanley M. Besen                4918 Western Avenue                     130,000
                                Bethesda, MD 20816

Douglas R. Bohi                 8121 Thoreau Drive                       26,000
                                Bethesda, MD 20817

Daniel Brand                    57 Lexington Road                       119,600
                                Concord, MA 01742

Steven R. Brenner               5904 Plainview Road                     119,600
                                Bethesda, MD 20817

William B. Burnett              404 North Pitt Street                   312,000
                                Alexandria, VA 22314

James C. Burrows                75 Clairemont Road                      490,256
                                Belmont, MA 02178

George C. Eads                  3718 Harrison Street, N.W.              119,600
                                Washington, D.C. 20015

Ellen P. Fisher as Trustee of   130 Mt. Auburn Street, #508              54,444
  The Franklin M. Fisher 1998   Cambridge, MA 02138
  Gift Trust u/i/d 3/11/98

Ellen P. Fisher as Trustee of   130 Mt. Auburn Street, #508             126,984
  The Franklin M. Fisher 1998   Cambridge, MA 02138
  Gift Trust #2 u/i/d 3/11/98




Franklin M. Fisher                  130 Mt. Auburn Street, #508         472,160
                                    Cambridge, MA 02138

Judith R. Gelman as Trustee of      4636 Broad Branch Road, N.W.         93,600
   The Salop Irrevocable GST        Washington, D.C. 20008
   -- Exempt Trust 1998

Judith R. Gelman as Trustee of      4636 Broad Branch Road, N.W.         93,600
   The Salop Irrevocable GST        Washington, D.C. 20008
   -- Taxable Trust 1998

Joen E. Greenwood                   108 Chestnut Street                  88,608
                                    Cambridge, MA 02139

Kenneth L. Grinnell as Trustee of   c/o Foley, Hoag & Eliot LLP         130,000
   The James C. Burrows Qualified   One Post Office Square
   Annuity Trust -- 1998            Boston, MA 02109

William R. Hughes                   40 Main Street                       36,400
                                    Byfield, MA 01922

Mary F. Hughes as Trustee of        40 Main Street                       41,600
   The William R. Hughes            Byfield, MA 01922
   Irrevocable Trust 1998

Stephen H. Kalos                    169 Washington Street               104,000
                                    Belmont, MA 02178

Firoze E. Katrak                    6 Canal Park, Unit 706              308,100
                                    Cambridge, MA 02141

Carl Kaysen                         41 Holden Street                     67,600
                                    Cambridge, MA 02138

Michael A. Kemp                     14 Sheridan Road                    182,000
                                    Wellesley, MA 02181

Robert J. Larner and                68 Myrtle Street                     89,700
Anne M. Larner,                     Newton, MA 02165
   joint tenants with right
   of survivorship

David L. Loeser                     167 Tower Avenue                         --
                                    Needham, MA 02194




Arnold J. Lowenstein                100 Woodchester Drive               104,000
                                    Chestnut Hill, MA 02167

C. Christopher Maxwell              142 Elgin Street                    104,000
                                    Newton Center, MA 02159

Paul R. Milgrom                     823 Pine Hill Road                   52,000
                                    Stanford, CA 94305

Bridger M. Mitchell                 60 Hayfields Road                   182,000
                                    Portola Valley, CA 94028

W. David Montgomery                 12340 Quince Valley Drive           119,600
                                    North Potomac, MD 20878

Rowland T. Moriarty                 105 Hundreds Road                   306,800
                                    Wellesley Hills, MA 02181

Jenny Fitz Moriarty as Trustee      105 Hundreds Road                   104,000
   of The Rowland T. Moriarty       Wellesley Hills, MA 02181
   Qualified Annuity Trust 1998

Laurel E. Morrison                  49 Lenox Street                      26,000
                                    Newton, MA 02165

Monica G. Noether                   6 Chestnut Street                    98,800
                                    Winchester, MA 01890

Thomas R. Overstreet                9720 Rolling Ridge Drive            208,000
                                    Fairfax Station, VA 22039

John E. Parsons                     7 Longfellow Street                  26,000
                                    Dorchester, MA 02122

Raju Patel                          3 Garrison Street                   130,000
                                    Chestnut Hill, MA 02167

Gary L. Roberts                     806 Aaron Court                     119,600
                                    Great Falls, VA 22066

Richard S. Ruback                   32 Alberta Road                     312,000
                                    Brookline, MA 02167

Steven C. Salop                     4636 Broad Branch Road, N.W.        397,800
                                    Washington, D.C. 20008





Robert M. Spann                     9438 Rabbit Hill Road               104,000
                                    Great Falls, VA 22061

Ronald M. Whitfield                 67 Whit's End Road                       --
                                    Concord, MA 01742

Louis L. Wilde                      200 South Larchmont Blvd.           119,600
                                    Los Angeles, CA 90004

Alan R. Willens                     130 Appleton Street, No. 1G         188,188
                                    Boston, MA 02116

John R. Woodbury                    8811 Brierly Road                   104,000
                                    Chevy Chase, MD 20815

Deloris R. Wright                   133 Rosemont Drive                  182,000
                                    No. Andover, MA 01845



                                   SCHEDULE B

                               REPURCHASED SHARES


                                                          Number of
                                      Number of          Repurchased              Total
Name of Former Stockholder       Repurchased Shares     Excess Shares      Repurchased Shares
--------------------------       ------------------     -------------      ------------------

Franklin M. Fisher                       --                 59,800                59,800
David L. Loeser                      83,200                     --                83,200
Ronald M. Whitfield                 119,600                     --               119,600
Alan R. Willens                          --                 59,800                59,800




                                   SCHEDULE C


NON-ASSOCIATE PRE-OFFERING STOCKHOLDER                      RELEVANT PARTY
--------------------------------------                      --------------

Marlene Besen as Trustee of                                 Stanley M. Besen
   The Besen Family Trust u/i/d March 30, 1998

Ellen P. Fisher as Trustee of                               Franklin M. Fisher
   The Franklin M. Fisher 1998 Gift Trust
   u/i/d 3/11/98

Ellen P. Fisher as Trustee of                               Franklin M. Fisher
   The Franklin M. Fisher 1998 Gift Trust #2
   u/i/d 3/11/98

Judith R. Gelman as Trustee of                              Steven C. Salop
   The Salop Irrevocable GST -- Exempt
   Trust 1998

Judith R. Gelman as Trustee of                              Steven C. Salop
   The Salop Irrevocable GST -- Taxable
   Trust 1998

Kenneth L. Grinnell as Trustee of                           James C. Burrows
   The James C. Burrows Qualified Annuity
   Trust -- 1998

Mary F. Hughes as Trustee of                                William R. Hughes
   The William R. Hughes Irrevocable
   Trust 1998

Jenny Fitz Moriarty as Trustee of                           Rowland T. Moriarty
   The Rowland T. Moriarty Qualified Annuity
   Trust 1998

Raju Patel                                                  Firoze E. Katrak